UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 16, 2003



                       SIMMONS FIRST NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



      Arkansas                            0-6253                71-0407808
(State or other jurisdiction of        (Commission           (I.R.S. employer
 incorporation or organization)        file number)         identification No.)




 501 Main Street, Pine Bluff, Arkansas              71601
(Address of principal executive offices)          (Zip Code)



                                 (870) 541-1000
              (Registrant's telephone number, including area code)

ITEM: 9 REGULATION FD DISCLOSURE

     The following is the text of a press release issued by the registrant at 8:30 A.M. Central Standard Time on January 16, 2003.

                SIMMONS FIRST ANNOUNCES 43% INCREASE IN EARNINGS
                ------------------------------------------------

           Pine Bluff, Arkansas - Simmons First National Corporation today announced record fourth quarter earnings of $5,663,000, or $0.79 diluted earnings per share for the fourth quarter of 2002. These earnings reflect a 43% increase in net income and diluted earnings per share over the fourth quarter 2001. Return on average assets and return on average stockholders' equity for the three-month period ended December 31, 2002, was 1.15% and 11.40%, compared to 0.77% and 8.55%, respectively, for the same period in 2001.

           "With fourth quarter earnings at a record level, we are obviously pleased with the results," said J. Thomas May, Chairman, President and Chief Executive Officer. "The significant increase in earnings over the same quarter last year is primarily attributable to a significant improvement in the Company's net interest margin, improved asset quality and the elimination of the amortization of goodwill required by the Financial Accounting Standards Board."

           The earnings for the year ended December 31, 2002, were $22,078,000, or $3.07 diluted earnings per share. These earnings reflect a 33% increase over net income of $16,528,000 and diluted earnings per share of $2.31 for 2001.

           As of December 31, 2002, the allowance for loan losses as a percent of total loans was 1.75%. Non-performing loans decreased $2.7 million from the same period last year. Correspondingly, non-performing loans to total loans improved to 0.97% from 1.19% the previous year. In addition, the allowance for loan losses improved to 179% of non-performing loans compared to 137% last year.

           Total assets for the year ended December 31, 2002, were $2.0 billion. Stockholders' equity at the end of the fourth quarter of 2002 was $197.6 million, a $15.2 million, or 8.4%, increase from December 31, 2001.

           May also noted, "As we prepare to celebrate our 100th anniversary on March 23, 2003, I am reminded that the success we have achieved is the result of the commitment to the delivery of quality customer service, which has always been the cornerstone of our community banking philosophy."

CONFERENCE CALL

           Management will conduct a conference call to review this information at 3:00 p.m. CST (4:00 p.m. EST) on Thursday, January 16, 2003. Interested parties can listen to this call by calling 1-800-854-4175 (United States and Canada only) and ask for the Simmons First National Corporation conference call. A recorded playback of the call will be available the next morning by calling 1-800-642-1687. The passcode for this playback is 7249452 and the recording will be available through the end of business January 23, 2003. In addition, the call will also be available live or in recorded version on the Company's website at WWW.SIMMONSFIRST.COM under the "webcast" icon.

           Simmons First National Corporation is a financial holding company, with community banks in Pine Bluff, Jonesboro, Lake Village, Rogers, Russellville, Searcy and El Dorado, Arkansas. The Company's seven banks are conducting financial operations from 65 offices in 34 communities.

####

FOR MORE INFORMATION CONTACT:
BARRY L. CROW
Executive Vice President and Chief Financial Officer
Simmons First National Corporation
(870) 541-1350
Ticker symbol:  SFNCA
--------------------------------------------------------------------------------
Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation's financial results is included in its Form 10-K filing with the Securities and Exchange Commission.
--------------------------------------------------------------------------------


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 Simmons First National Corporation                                                                                           SFNCA
 Consolidated End of Period Balance Sheets
 For the Quarters Ended                                   Dec 31           Sep 30          Jun 30           Mar 31          Dec 31
 (In thousands)                                            2002             2002            2002             2002            2001
                                                       -----------      -----------     -----------      -----------     -----------

 ASSETS
 Cash and non-interest bearing balances due from banks $   76,452       $   71,814      $   63,416       $   66,966      $   81,785
 Interest bearing balances due from banks                  28,473           22,564          31,557           46,343          55,356
 Federal funds sold and securities purchased
   under agreements to resell                              86,620           26,150          67,880           80,000          57,700
                                                       -----------      -----------     -----------      -----------     -----------
     Cash and cash equivalents                            191,545          120,528         162,853          193,309         194,841

 Investment securities                                    404,048          421,384         419,700          441,162         447,305
 Mortgage loans held for sale                              33,332           25,096          10,440           12,277          24,971
 Assets held in trading accounts                              192            1,013          14,140              131             896

 Loans                                                  1,257,305        1,281,634       1,247,625        1,228,591       1,258,784
    Allowance for loan losses                             (21,948)         (21,688)        (20,608)         (20,152)        (20,496)
                                                       -----------      -----------     -----------      -----------     -----------
 Net loans                                              1,235,357        1,259,946       1,227,017        1,208,439       1,238,288

 Premises and equipment                                    47,047           47,551          45,192           44,306          45,537
 Foreclosed assets held for sale, net                       2,705            2,263           2,394            2,182           1,084
 Interest receivable                                       13,133           15,074          14,528           15,124          15,764
 Goodwill                                                  32,877           32,877          31,819           31,819          31,819
 Core deposits and other intangible assets, net               613              593             419              446             474
 Other assets                                              16,730           17,030          16,159           16,926          15,939
                                                       -----------      -----------     -----------      -----------     -----------

         TOTAL ASSETS                                  $1,977,579       $1,943,355      $1,944,661       $1,966,121      $2,016,918
                                                       ===========      ===========     ===========      ===========     ===========

 LIABILITIES
 Non-interest bearing transaction accounts             $  239,545       $  232,455      $  229,091       $  220,149      $  247,235
 Interest bearing transaction accounts
  and savings deposits                                    565,041          542,237         535,680          540,601         517,856
 Time deposits less than $100,000                         504,029          522,400         523,354          540,650         580,228
 Time deposits greater than $100,000                      310,581          316,946         328,698          331,066         341,085
                                                       -----------      -----------     -----------      -----------     -----------
    Total deposits                                      1,619,196        1,614,038       1,616,823        1,632,466       1,686,404
                                                       -----------      -----------     -----------      -----------     -----------
 Federal funds purchased and securities
   sold under agreements to repurchase                     86,705           57,759          68,947           81,794          86,635
 Short-term debt                                            3,619           11,450           5,003            7,221           3,801
 Long-term debt - parent company                           10,000           10,000          12,000           12,000          12,000
 Long-term FHLB debt - affiliate banks                     27,032           23,206          20,320           13,534          12,900
 Trust preferred securities                                17,250           17,250          17,250           17,250          17,250
 Accrued interest and other liabilities                    16,172           16,002          15,395           17,073          15,565
                                                       -----------      -----------     -----------      -----------     -----------
       TOTAL LIABILITIES                                1,779,974        1,749,705       1,755,738        1,781,338       1,834,555
                                                       -----------      -----------     -----------      -----------     -----------

 STOCKHOLDERS' EQUITY
   Capital stock                                            7,071            7,063           7,062            7,091           7,087
   Surplus                                                 44,495           44,392          44,384           45,326          45,278
   Undivided profits                                      143,808          139,912         135,838          131,828         128,519
   Accumulated other comprehensive income
      Unrealized appreciation on AFS securities             2,231            2,283           1,639              538           1,479
                                                       -----------      -----------     -----------      -----------     -----------
               TOTAL STOCKHOLDERS' EQUITY                 197,605          193,650         188,923          184,783         182,363
                                                       -----------      -----------     -----------      -----------     -----------

       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $1,977,579       $1,943,355      $1,944,661       $1,966,121      $2,016,918
                                                       ===========      ===========     ===========      ===========     ===========

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                                     Page 1

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



 Simmons First National Corporation                                                                                     SFNCA
 Consolidated Average Quarter-to-Date Balance Sheets
 For the Quarters Ended                             Dec 31           Sep 30          Jun 30           Mar 31          Dec 31
 (In thousands)                                      2002             2002            2002             2002            2001
                                                 -----------      -----------     -----------      -----------     -----------

 ASSETS
 Cash and non-interest bearing
  balances due from banks                        $   67,260       $   64,237      $   62,778       $   68,122      $   68,699
 Interest bearing balances due from banks            33,780           26,468          35,893           69,675          67,989
 Federal funds sold and securities purchased
   under agreements to resell                        66,615           51,672          62,789           80,015          76,413
                                                 -----------      -----------     -----------      -----------     -----------
     Cash and cash equivalents                      167,655          142,377         161,460          217,812         213,101

 Investment securities - held-to-maturity           216,785          234,541         215,155          192,418         193,522
 Investment securities - available-for-sale         188,799          186,462         233,045          256,840         220,949
 Mortgage loans held for sale                        26,837           14,918          10,591           13,768          25,046
 Assets held in trading accounts                      2,966            2,470           1,379              286           1,939

 Loans                                            1,262,300        1,268,801       1,232,458        1,240,293       1,282,715
    Allowance for loan losses                       (22,250)         (21,257)        (20,860)         (20,888)        (21,289)
                                                 -----------      -----------     -----------      -----------     -----------
 Net loans                                        1,240,050        1,247,544       1,211,598        1,219,405       1,261,426

 Premises and equipment                              47,512           47,219          44,975           44,587          45,759
 Foreclosed assets held for sale, net                 2,283            2,211           2,174            1,729           1,068
 Interest receivable                                 14,493           15,001          15,121           15,577          16,771
 Goodwill, core deposits and other
  intangible assets, net                             33,493           33,190          32,251           32,273          32,554
 Other assets                                        16,614           16,001          16,302           16,029          17,315
                                                 -----------      -----------     -----------      -----------     -----------

    TOTAL ASSETS                                 $1,957,487       $1,941,934      $1,944,051       $2,010,724      $2,029,450
                                                 ===========      ===========     ===========      ===========     ===========


 LIABILITIES
 Non-interest bearing transaction accounts       $  227,461       $  225,054      $  225,170       $  226,834      $  222,254
 Interest bearing transaction accounts              161,262          159,605         157,264          158,518         148,547
 Savings deposits                                   392,754          384,101         377,364          370,640         340,623
 Time deposits less than $100,000                   511,247          524,977         531,390          564,280         591,893
 Time deposits greater than $100,000                314,768          324,155         326,056          342,289         370,158
                                                 -----------      -----------     -----------      -----------     -----------
    Total deposits                                1,607,492        1,617,892       1,617,244        1,662,561       1,673,475
                                                 -----------      -----------     -----------      -----------     -----------
 Federal funds purchased and securities
   sold under agreements to repurchase               78,335           59,765          77,834           98,567         107,891
 Short-term debt                                      6,383            7,223           2,259            5,849           6,059
 Long-term debt                                      52,130           49,094          44,451           42,668          42,215
 Accrued interest and other liabilities              16,014           15,186          14,256           15,349          16,572
                                                 -----------      -----------     -----------      -----------     -----------
         TOTAL LIABILITIES                        1,760,354        1,749,160       1,756,044        1,824,994       1,846,212
                                                 -----------      -----------     -----------      -----------     -----------

      TOTAL STOCKHOLDERS' EQUITY                    197,133          192,774         188,007          185,730         183,238
                                                 -----------      -----------     -----------      -----------     -----------

    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY   $1,957,487       $1,941,934      $1,944,051       $2,010,724      $2,029,450
                                                 ===========      ===========     ===========      ===========     ===========

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                                     Page 2





 Simmons First National Corporation                                                                                          SFNCA
 Consolidated Average Year-to-Date Balance Sheets
 For the Quarters Ended                                 Dec 31           Sep 30          Jun 30           Mar 31           Dec 31
 (In thousands)                                          2002             2002            2002             2002             2001
                                                     ------------     ------------    ------------     ------------     ------------

 ASSETS
 Cash and non-interest bearing
  balances due from banks                            $    65,594      $    65,031     $    65,435      $    68,122      $    64,916
 Interest bearing balances due from banks                 41,314           43,854          52,691           69,675           44,238
 Federal funds sold and securities purchased
   under agreements to resell                             65,199           64,722          71,355           80,015           52,742
                                                     ------------     ------------    ------------     ------------     ------------
     Cash and cash equivalents                           172,107          173,607         189,481          217,812          161,896

 Investment securities - held-to-maturity                214,846          214,193         203,850          192,418          199,642
 Investment securities - available-for-sale              216,018          225,191         244,877          256,840          193,290
 Mortgage loans held for sale                             16,560           13,097          12,171           13,768           18,486
 Assets held in trading accounts                           1,784            1,386             835              286              786

 Loans                                                 1,251,072        1,247,289       1,236,354        1,240,293        1,291,808
    Allowance for loan losses                            (21,318)         (21,003)        (20,874)         (20,888)         (21,507)
                                                     ------------     ------------    ------------     ------------     ------------
 Net loans                                             1,229,754        1,226,286       1,215,480        1,219,405        1,270,301

 Premises and equipment                                   46,085           45,604          44,782           44,587           46,075
 Foreclosed assets held for sale, net                      2,101            2,040           1,953            1,729            1,183
 Interest receivable                                      15,045           15,231          15,348           15,577           17,632
 Goodwill, core deposits and
  other intangible assets, net                            32,808           32,576          32,262           32,273           33,691
 Other assets                                             16,236           16,107          16,164           16,029           16,966
                                                     ------------     ------------    ------------     ------------     ------------

               TOTAL ASSETS                          $ 1,963,344      $ 1,965,318     $ 1,977,203      $ 2,010,724      $ 1,959,948
                                                     ============     ============    ============     ============     ============


 LIABILITIES
 Non-interest bearing transaction accounts           $   226,128      $   225,680     $   225,997      $   226,834      $   211,052
 Interest bearing transaction accounts                   159,171          158,466         157,888          158,518          147,991
 Savings deposits                                        381,283          377,418         374,021          370,640          322,717
 Time deposits less than $100,000                        532,807          540,072         547,743          564,280          592,155
 Time deposits greater than $100,000                     326,735          330,767         334,128          342,289          356,017
                                                     ------------     ------------    ------------     ------------     ------------
         Total deposits                                1,626,124        1,632,403       1,639,777        1,662,561        1,629,932
                                                     ------------     ------------    ------------     ------------     ------------
 Federal funds purchased and securities
   sold under agreements to repurchase                    78,518           78,580          88,144           98,567           82,371
 Short-term debt                                           5,435            5,116           4,044            5,849            7,413
 Long-term debt                                           47,117           45,428          43,564           42,668           42,275
 Accrued interest and other liabilities                   15,203           14,928          14,799           15,349           18,848
                                                     ------------     ------------    ------------     ------------     ------------
        TOTAL LIABILITIES                              1,772,397        1,776,455       1,790,328        1,824,994        1,780,839
                                                     ------------     ------------    ------------     ------------     ------------

      TOTAL STOCKHOLDERS' EQUITY                         190,947          188,863         186,875          185,730          179,109
                                                     ------------     ------------    ------------     ------------     ------------

    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $ 1,963,344      $ 1,965,318     $ 1,977,203      $ 2,010,724      $ 1,959,948
                                                     ============     ============    ============     ============     ============

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                                                                          Page 3
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




 Simmons First National Corporation                                                                              SFNCA
 Consolidated Statements of Income - Quarter-to-Date
 For the Quarters Ended                            Dec 31          Sep 30        Jun 30          Mar 31         Dec 31
 (In thousands, except per share data)              2002            2002          2002            2002           2001
                                                  ---------      ---------      ---------       ---------      ---------
 INTEREST INCOME
    Loans                                         $ 23,265       $ 23,853       $ 23,668        $ 24,106       $ 25,725
    Federal funds sold and securities purchased
      under agreements to resell                       197            207            264             328            387
    Investment securities                            4,092          4,636          4,858           4,923          4,783
    Mortgage loans held for sale, net of
     unrealized gains (losses)                         383            206            185             233            401
    Assets held in trading accounts                     38             30             18               2             28
    Interest bearing balances due from banks           115            104            150             281            383
                                                  ---------      ---------      ---------       ---------      ---------
            TOTAL INTEREST INCOME                   28,090         29,036         29,143          29,873         31,707
                                                  ---------      ---------      ---------       ---------      ---------
 INTEREST EXPENSE
    Time deposits                                    6,275          6,904          7,356           8,968         11,478
    Other deposits                                   1,506          1,608          1,590           1,600          1,794
    Federal funds purchased and securities
      sold under agreements to repurchase              249            236            316             397            535
    Short-term debt                                     27             30             12              41             53
    Long-term debt                                     854            841            818             806            811
                                                  ---------      ---------      ---------       ---------      ---------
            TOTAL INTEREST EXPENSE                   8,911          9,619         10,092          11,812         14,671
                                                  ---------      ---------      ---------       ---------      ---------
 NET INTEREST INCOME                                19,179         19,417         19,051          18,061         17,036
    Provision for loan losses                        2,562          2,864          2,436           2,361          2,709
                                                  ---------      ---------      ---------       ---------      ---------
 NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                 16,617         16,553         16,615          15,700         14,327
                                                  ---------      ---------      ---------       ---------      ---------
 NON-INTEREST INCOME
    Trust income                                     1,257          1,406          1,205           1,390          1,310
    Service charges on deposit accounts              2,655          2,648          2,543           2,238          2,317
    Other service charges and fees                     353            321            365             411            342
    Income on sale of mortgage loans,
     net of commissions                              1,281            962            738             811            930
    Income on investment banking,
     net of commissions                                323            250            248             266            191
    Credit card fees                                 2,675          2,598          2,550           2,338          2,694
    Other income                                       717            960            886             918            644
    (Losses) gain on sale of securities, net           (10)            -              -               -              11
                                                  ---------      ---------      ---------       ---------      ---------
            TOTAL NON-INTEREST INCOME                9,251          9,145          8,535           8,372          8,439
                                                  ---------      ---------      ---------       ---------      ---------
 NON-INTEREST EXPENSE
    Salaries and employee benefits                  10,220         10,029          9,840           9,950          9,255
    Occupancy expense, net                           1,265          1,201          1,155           1,126          1,167
    Furniture & equipment expense                    1,393          1,439          1,310           1,292          1,327
    Loss on foreclosed assets                           25             69             40              43             39
    Deposit insurance                                   70             72             76              78             77
    Other operating expenses                         4,642          4,710          4,428           4,540          5,448
                                                  ---------      ---------      ---------       ---------      ---------
            TOTAL NON-INTEREST EXPENSE              17,615         17,520         16,849          17,029         17,313
                                                  ---------      ---------      ---------       ---------      ---------
 NET INCOME BEFORE INCOME TAXES                      8,253          8,178          8,301           7,043          5,453
    Provision for income taxes                       2,590          2,409          2,596           2,102          1,502
                                                  ---------      ---------      ---------       ---------      ---------
 NET INCOME                                       $  5,663       $  5,769       $  5,705        $  4,941       $  3,951
                                                  =========      =========      =========       =========      =========
 BASIC EARNINGS PER SHARE                         $   0.80       $   0.82       $   0.80        $   0.70       $   0.56
                                                  =========      =========      =========       =========      =========
 DILUTED EARNINGS PER SHARE                       $   0.79       $   0.80       $   0.79        $   0.69       $   0.55
                                                  =========      =========      =========       =========      =========

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                                                                          Page 4
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



 Simmons First National Corporation                                                                                  SFNCA
 Consolidated Statements of Income - Year-to-Date
 For the Quarters Ended                               Dec 31         Sep 30         Jun 30          Mar 31         Dec 31
 (In thousands, except per share data)                 2002           2002           2002            2002           2001
                                                     ---------      ---------      ---------       ---------     ----------

 INTEREST INCOME
    Loans                                            $ 94,892       $ 71,627       $ 47,774        $ 24,106      $ 110,552
    Federal funds sold and securities purchased
      under agreements to resell                          996            799            592             328          1,877
    Investment securities                              18,509         14,417          9,781           4,923         20,786
    Mortgage loans held for sale,
     net of unrealized gains (losses)                   1,007            624            418             233          1,143
    Assets held in trading accounts                        88             50             20               2             38
    Interest bearing balances due from banks              650            535            431             281          1,472
                                                     ---------      ---------      ---------       ---------     ----------
            TOTAL INTEREST INCOME                     116,142         88,052         59,016          29,873        135,868
                                                     ---------      ---------      ---------       ---------     ----------
 INTEREST EXPENSE
    Time deposits                                      29,503         23,228         16,324           8,968         51,948
    Other deposits                                      6,304          4,798          3,190           1,600         10,008
    Federal funds purchased and securities
      sold under agreements to repurchase               1,198            949            713             397          2,874
    Short-term debt                                       110             83             53              41            333
    Long-term debt                                      3,319          2,465          1,624             806          3,300
                                                     ---------      ---------      ---------       ---------     ----------
            TOTAL INTEREST EXPENSE                     40,434         31,523         21,904          11,812         68,463
                                                     ---------      ---------      ---------       ---------     ----------
 NET INTEREST INCOME                                   75,708         56,529         37,112          18,061         67,405
    Provision for loan losses                          10,223          7,661          4,797           2,361          9,958
                                                     ---------      ---------      ---------       ---------     ----------
 NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                    65,485         48,868         32,315          15,700         57,447
                                                     ---------      ---------      ---------       ---------     ----------
 NON-INTEREST INCOME
    Trust income                                        5,258          4,001          2,595           1,390          5,409
    Service charges on deposit accounts                10,084          7,429          4,781           2,238          8,951
    Other service charges and fees                      1,450          1,097            776             411          1,588
    Income on sale of mortgage loans,
     net of commissions                                 3,792          2,511          1,549             811          3,148
    Income on investment banking,
     net of commissions                                 1,087            764            514             266            957
    Credit card fees                                   10,161          7,486          4,888           2,338         10,485
    Other income                                        3,481          2,764          1,804             918          3,020
    Gain on sale of securities, net                       (10)             -              -               -             11
                                                     ---------      ---------      ---------       ---------     ----------
            TOTAL NON-INTEREST INCOME                  35,303         26,052         16,907           8,372         33,569
                                                     ---------      ---------      ---------       ---------     ----------
 NON-INTEREST EXPENSE
    Salaries and employee benefits                     40,039         29,819         19,790           9,950         36,218
    Occupancy expense, net                              4,747          3,482          2,281           1,126          4,610
    Furniture & equipment expense                       5,434          4,041          2,602           1,292          5,251
    Loss on foreclosed assets                             177            152             83              43            366
    Deposit insurance                                     296            226            154              78            306
    Other operating expenses                           18,320         13,678          8,968           4,540         21,379
                                                     ---------      ---------      ---------       ---------     ----------
            TOTAL NON-INTEREST EXPENSE                 69,013         51,398         33,878          17,029         68,130
                                                     ---------      ---------      ---------       ---------     ----------
 NET INCOME BEFORE INCOME TAXES                        31,775         23,522         15,344           7,043         22,886
    Provision for income taxes                          9,697          7,107          4,698           2,102          6,358
                                                     ---------      ---------      ---------       ---------     ----------
 NET INCOME                                          $ 22,078       $ 16,415       $ 10,646        $  4,941      $  16,528
                                                     =========      =========      =========       =========     ==========
 BASIC EARNINGS PER SHARE                            $   3.12       $   2.32       $   1.50        $   0.70      $    2.33
                                                     =========      =========      =========       =========     ==========
 DILUTED EARNINGS PER SHARE                          $   3.07       $   2.28       $   1.48        $   0.69      $    2.31
                                                     =========      =========      =========       =========     ==========
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                                                                          Page 5

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




 Simmons First National Corporation                                                                                          SFNCA
 Consolidated Risk-Based Capital
 For the Quarters Ended                            Dec 31            Sep 30           Jun 30             Mar 31            Dec 31
 (In thousands)                                     2002              2002             2002               2002              2001
                                                ------------      -----------       -----------       -----------       -----------

 Tier 1 capital
    Stockholders' equity                         $  197,605       $  193,650        $  188,923        $  184,783        $  182,363
    Trust preferred securities                       17,250           17,250            17,250            17,250            17,250
    Intangible assets                               (33,490)         (33,470)          (32,238)          (32,265)          (32,293)
    Unrealized gain on AFS securities                (2,231)          (2,283)           (1,639)             (538)           (1,479)
    Debt issuance costs                                (845)            (854)             (863)             (873)             (881)
                                                 -----------      -----------       -----------       -----------       -----------

       Total Tier 1 capital                         178,289          174,293           171,433           168,357           164,960
                                                 -----------      -----------       -----------       -----------       -----------

 Tier 2 capital
    Qualifying unrealized gain on AFS securities        363              342               392               403               370
    Qualifying allowance for loan losses             15,976           16,115            15,806            15,873            16,209
                                                 -----------      -----------       -----------       -----------       -----------

       Total Tier 2 capital                          16,339           16,457            16,198            16,276            16,579
                                                 -----------      -----------       -----------       -----------       -----------

       Total risk-based capital                  $  194,628       $  190,750        $  187,631        $  184,633        $  181,539
                                                 ===========      ===========       ===========       ===========       ===========

 Risk weighted assets                            $1,272,104       $1,283,588        $1,259,642        $1,265,544        $1,292,798
                                                 ===========      ===========       ===========       ===========       ===========

 Assets for leverage ratio                       $1,919,615       $1,904,053        $1,908,788        $1,977,586        $1,996,276
                                                 ===========      ===========       ===========       ===========       ===========

 Ratios at end of quarter
    Leverage ratio                                     9.29%            9.15%             8.98%             8.51%             8.26%
    Tier 1 capital                                    14.02%           13.58%            13.61%            13.30%            12.76%
    Total risk-based capital                          15.30%           14.86%            14.90%            14.59%            14.04%


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                                     Page 6

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


 Simmons First National Corporation                                                                                          SFNCA
 Consolidated Loans and Investments
 For the Quarters Ended                             Dec 31            Sep 30            Jun 30           Mar 31            Dec 31
 (In thousands)                                      2002              2002              2002             2002              2001
                                                 ------------     -------------     -------------     ------------      ------------

Loan Portfolio - End of Period
------------------------------
 Consumer
    Credit cards                                 $   180,439      $    178,125      $    179,682      $   181,867       $   196,710
    Student loans                                     83,890            83,028            79,883           84,186            74,860
    Other consumer                                   153,103           159,264           162,554          170,649           179,138
 Real Estate
    Construction                                      90,736            78,376            74,968           80,120            83,628
    Single-family residential                        233,218           236,934           226,942          223,198           224,181
    Other commercial                                 290,469           286,363           266,995          260,346           263,539
    Unearned income                                      (25)              (25)              (42)             (52)              (59)
 Commercial
    Commercial                                       144,678           149,622           158,167          151,436           153,617
    Agricultural                                      58,585            85,974            75,441           54,234            60,794
    Financial institutions                             6,504             7,376             7,692            7,600             5,861
 Other                                                15,708            16,597            15,343           15,007            16,515
                                                 ------------     -------------     -------------     ------------      ------------

       Total Loans                               $ 1,257,305      $  1,281,634      $  1,247,625      $ 1,228,591       $ 1,258,784
                                                 ============     =============     =============     ============      ============

Investment Securities - End of Period
-------------------------------------
 Held-to-Maturity
    U.S. Treasury                                $    26,153      $     27,170      $     29,483      $    32,240       $    27,528
    U.S. Government agencies                          59,324            75,280            70,479           47,484            36,992
    Mortgage-backed securities                         1,510             4,752             5,355            5,942             6,681
    State and political subdivisions                 120,230           121,254           121,719          115,009           119,824
    Other securities                                     100               100               100              100               100
                                                 ------------     -------------     -------------     ------------      ------------
       Total held-to-maturity                        207,317           228,556           227,136          200,775           191,125
                                                 ------------     -------------     -------------     ------------      ------------
 Available-for-Sale
    U.S. Treasury                                     14,878            14,902            13,103           10,685            18,408
    U.S. Government agencies                         163,484           157,906           155,134          188,408           215,490
    Mortgage-backed securities                         3,015             5,165             5,724            6,217             7,004
    State and political subdivisions                   5,303             5,376             5,270            5,216             5,399
    FHLB stock                                         4,552             4,462             4,419            4,382             4,377
    Other securities                                   5,499             5,017             8,914           25,479             5,502
                                                 ------------     -------------     -------------     ------------      ------------
       Total available-for-sale                      196,731           192,828           192,564          240,387           256,180
                                                 ------------     -------------     -------------     ------------      ------------

       Total investment securities               $   404,048      $    421,384      $    419,700      $   441,162       $   447,305
                                                 ============     =============     =============     ============      ============

       Fair Value - HTM investment securities    $   212,415      $    234,253      $    231,991      $   203,617       $   194,502
                                                 ============     =============     =============     ============      ============

Investment Securities - QTD Average
-----------------------------------
 Taxable securities                              $   287,418      $    303,040      $    328,509      $   327,469       $   290,310
 Tax exempt securities                               118,166           117,963           119,691          121,789           124,161
                                                 ------------     -------------     -------------     ------------      ------------

    Total investment securities - QTD average    $   405,584      $    421,003      $    448,200      $   449,258       $   414,471
                                                 ============     =============     =============     ============      ============

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                                     Page 7

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



 Simmons First National Corporation                                                                                    SFNCA
 Consolidated Allowance and Asset Quality
 For the Quarters Ended                             Dec 31           Sep 30           Jun 30          Mar 31            Dec 31
 (In thousands)                                      2002             2002             2002            2002              2001
                                                  ----------       ----------       ----------      ----------        ----------
Allowance for Loan Losses
-------------------------
 Balance, beginning of quarter                    $  21,688        $  20,608        $  20,152       $  20,496         $  21,361
                                                  ----------       ----------       ----------       ---------        ----------

 Loans charged off
    Credit cards                                      1,162            1,220            1,130           1,191             1,173
    Other consumer                                      591              539              513             677               907
    Real estate                                         610              364              395             444               290
    Commercial                                          372              395              590             953             1,683
                                                  ----------       ----------       ----------      ----------        ----------
       Total loans charged off                        2,735            2,518            2,628           3,265             4,053
                                                  ----------       ----------       ----------      ----------        ----------

 Recoveries of loans previously charged off
    Credit cards                                        159              189              163             129               128
    Other consumer                                      101              169              174             233                85
    Real estate                                          29               52               90              82                15
    Commercial                                          144               77              221             116               251
                                                  ----------       ----------       ----------      ----------        ----------
       Total recoveries                                 433              487              648             560               479
                                                  ----------       ----------       ----------      ----------        ----------
    Net loans charged off                             2,302            2,031            1,980           2,705             3,574
 Allowance for loan losses of acquired branch             -              247                -               -                 -
 Provision for loan losses                            2,562            2,864            2,436           2,361             2,709
                                                  ----------       ----------       ----------      ----------        ----------
 Balance, end of quarter                          $  21,948        $  21,688        $  20,608       $  20,152         $  20,496
                                                  ==========       ==========       ==========      ==========        ==========

Non-performing assets
---------------------
 Non-performing loans
    Nonaccrual loans
       Real estate                                $   6,268        $   6,029        $   6,429       $   5,813         $   5,760
       Commercial                                     2,230            2,969            3,074           3,131             3,503
       Consumer                                       1,945            2,101            2,355           2,250             2,693
                                                  ----------       ----------       ----------      ----------        ----------
          Total nonaccrual loans                     10,443           11,099           11,858          11,194            11,956
    Loans past due 90 days or more                    1,814            1,291            1,944           3,268             2,991
                                                  ----------       ----------       ----------      ----------        ----------
             Total non-performing loans              12,257           12,390           13,802          14,462            14,947
                                                  ----------       ----------       ----------      ----------        ----------

 Other non-performing assets
    Foreclosed assets held for sale                   2,705            2,263            2,394           2,182             1,084
    Other non-performing assets                         426              406              484             492               631
                                                  ----------       ----------       ----------      ----------        ----------
       Total other non-performing assets              3,131            2,669            2,878           2,674             1,715
                                                  ----------       ----------       ----------      ----------        ----------

          Total non-performing assets             $  15,388        $  15,059        $  16,680       $  17,136         $  16,662
                                                  ==========       ==========       ==========      ==========        ==========

Ratios
------
 Allowance for loan losses to total loans             1.75%            1.69%            1.65%           1.64%             1.63%
 Allowance for loan losses to
    non-performing loans                            179.07%          175.04%          149.31%         139.34%           137.12%
 Allowance for loan losses to
    non-performing assets                           142.63%          144.02%          123.55%         117.60%           123.01%
 Non-performing loans to total loans                  0.97%            0.97%            1.11%           1.18%             1.19%
 Non-performing assets to total assets                0.78%            0.77%            0.86%           0.87%             0.83%


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                                     Page 8

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


 Simmons First National Corporation                                                                                           SFNCA
 Consolidated - Selected Financial Data
 For the Quarters Ended                             Dec 31            Sep 30           Jun 30            Mar 31            Dec 31
 (In thousands, except share data)                   2002              2002             2002              2002              2001
                                                 ------------      ------------     ------------      ------------      ------------

QUARTER-TO-DATE
---------------
 Diluted earnings per share                      $      0.79       $      0.80      $      0.79       $      0.69       $      0.55
 Cash dividends declared - per common share             0.25              0.24             0.24              0.23              0.23
 Cash dividends declared - amount                      1,767             1,695            1,695             1,632             1,630
 Return on average stockholders' equity               11.40%            11.87%           12.17%            10.79%             8.55%
 Return on average assets                              1.15%             1.18%            1.18%             1.00%             0.77%
 Net interest margin (FTE)                             4.41%             4.50%            4.45%             4.14%             3.79%
 FTE Adjustment                                          812               821              838               854               832
 Amortization of intangibles                             (16)               39               27                28               751
 Amortization of intangibles, net of taxes               (26)               30               22                23               496
 Average shares outstanding                        7,066,195         7,062,502        7,064,307         7,089,268         7,085,897
 Shares repurchased                                        -                 -           30,000                 -            10,000
 Average price of repurchased shares                       -                 -            32.65                 -             32.00
 Average earning assets                            1,798,082         1,785,332        1,791,310         1,853,295         1,868,573
 Interest bearing liabilities                      1,516,879         1,508,920        1,516,618         1,582,811         1,607,386

YEAR-TO-DATE
------------
 Diluted earnings per share                      $      3.07       $      2.28      $      1.48       $      0.69       $      2.31
 Cash dividends declared - per common share             0.96              0.71             0.47              0.23              0.88
 Return on average stockholders' equity               11.56%            11.62%           11.49%            10.79%             9.23%
 Return on average assets                              1.12%             1.12%            1.09%             1.00%             0.84%
 Net interest margin (FTE)                             4.37%             4.36%            4.29%             4.14%             3.92%
 FTE Adjustment                                        3,325             2,513            1,692               854             3,183
 Amortization of intangibles                              78                94               55                28             3,024
 Amortization of intangibles, net of taxes                49                75               45                23             1,990
 Average shares outstanding                        7,070,483         7,071,927        7,076,718         7,089,268         7,098,401
 Diluted shares outstanding                          117,766           117,108          110,781            89,354            64,494
 Average earning assets                            1,806,793         1,809,732        1,822,133         1,853,295         1,800,992
 Interest bearing liabilities                      1,531,066         1,535,847        1,549,532         1,582,811         1,550,939

END OF PERIOD
-------------
 Book value                                      $     27.95       $     27.42      $     26.75       $     26.06       $     25.73
 Shares outstanding                                7,071,455         7,062,795        7,062,120         7,091,200         7,087,185
 Full-time equivalent employees                          977               988              962               959               959
 Total number of ATM's                                    62                62               60                61                62
 Total number of branches                                 63                63               62                62                63
 Parent company only - investment in subsidiaries    208,363           206,904          204,726           201,223           199,480
 Parent company only - intangible assets                 134               134              134               134                27


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                                     Page 9




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         SIMMONS FIRST NATIONAL CORPORATION




Date: January 16, 2003                   /s/ Barry L. Crow
      ----------------                   --------------------------------------
                                         Barry L. Crow, Executive Vice President
                                         and Chief Financial Officer